United States
Securities and Exchange Commission
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2006
Hughes Supply, Inc.

(Exact Name of registrant as specified in its charter)

Florida	001-08772	59-0559446

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Hughes Way, Orlando, Florida 32805

(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): (407) 841-4755
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-42(c))

Item 2.02. Results of Operations and Financial Condition
On March 8, 2006, Hughes Supply Inc. issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the Company’s financial results for its fiscal quarter ended January 31, 2006. The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933.
Item 9.01. Financial Statements and Exhibits
          (c) Exhibits.

Exhibit	Description

99.1	Press Release dated March 8, 2006.*
*Such information is being “furnished” and not “filed.”
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Hughes Supply, Inc. (Registrant)
Date: March 15, 2006	By:	/s/ David Bearman
David Bearman
Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Index to Exhibits filed with Form 8-K

Exhibit	Description

99.1	Press Release dated March 8, 2006.*
3